FIRST SUPPLEMENTAL INDENTURE dated as of December 3, 2007 (this “Supplemental Indenture”), among Novamerican Steel Inc., a Delaware corporation (the “Additional Subsidiary Guarantor”), a direct wholly-owned subsidiary of Symmetry Holdings Inc., a Delaware corporation (“Symmetry”), Novamerican Steel Finco Inc., a Delaware corporation (the “Company”), Symmetry, the other Subsidiary Guarantors (as defined in the Indenture referred to herein) and The Bank of New York, as Trustee under the Indenture (the “Trustee”).

W I T N E S S E T H:

WHEREAS, Symmetry, the Company and the Subsidiary Guarantors party thereto have heretofore executed and delivered to the Trustee an indenture dated as of November 15, 2007 (the “Indenture”), providing for the issuance of an aggregate principal amount of $315,000,000 of 11.5% Senior Secured Notes due 2015 (the “Notes”);

WHEREAS, in its discretion, Symmetry may have the Additional Subsidiary Guarantor, and Section 4.13 of the Indenture provides that under certain circumstances Symmetry shall cause the Additional Subsidiary Guarantor to, execute and deliver to the Trustee a Guaranty Agreement pursuant to which the Additional Subsidiary Guarantor will Guarantee payment of the Securities on the same terms and conditions as those set forth in the Indenture;

WHEREAS, Symmetry has formed the Additional Subsidiary Guarantor for the purpose of merging the Additional Subsidiary Guarantor with and into it in order to effect a name change from Symmetry Holdings Inc. to Novamerican Steel Inc. in the State of Delaware in early December 2007;

WHEREAS, following the name change merger, the Additional Subsidiary Guarantor will be merged with and into Symmetry and its existence will cease; and

WHEREAS, pursuant to Sections 9.01(1), 9.01(4) and 9.06 of the Indenture, the Trustee is authorized to execute and deliver this Supplemental Indenture.

NOW THEREFORE, in consideration of the foregoing and for good and valuable consideration, the receipt of which is hereby acknowledged, Symmetry, the Company, the Additional Subsidiary Guarantor, the other Subsidiary Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

SECTION 1.  Capitalized Terms.  Capitalized terms used herein but not defined shall have the meanings assigned to them in the Indenture.

SECTION 2.  Correction of Cross-Reference in Article 10.  The reference to Section 7.01(b) in the first line of the fourth paragraph of Section 10.01 of the Indenture is hereby amended to refer to Section 8.01(b).

SECTION 3.  Guaranties.  The Additional Subsidiary Guarantor hereby unconditionally and irrevocably guarantees, jointly and severally, to each Holder and to the Trustee and its successors and assigns (a) the full and punctual payment of principal of and interest on the Securities when due, whether at maturity, by acceleration, by redemption or otherwise, and all other monetary obligations of the Company under the Indenture and the Securities and (b) the full and punctual performance within applicable grace periods of all other obligations of the Company under the Indenture and the Securities. The Additional Subsidiary Guarantor further agrees that the Guaranteed Obligations may be extended or renewed, in whole or in part, without notice to or further assent from the Additional Subsidiary Guarantor and that the Additional Subsidiary Guarantor will remain bound under this Supplemental Indenture notwithstanding any extension or renewal of any Obligation.

The Additional Subsidiary Guarantor waives presentation to, demand of, payment from and protest to the Company of any of the Guaranteed Obligations and also waives notice of protest for nonpayment. The Additional Subsidiary Guarantor waives notice of any default under the Securities or the Guaranteed Obligations. The obligations of the Additional Subsidiary Guarantor hereunder shall not be affected by (a) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person (including any Guarantor) under the Indenture, this Supplemental Indenture, the Securities or any other agreement or otherwise; (b) any extension or renewal of any thereof; (c) any rescission, waiver, amendment or modification of any of the terms or provisions of the Indenture, this Supplemental Indenture, the Securities or any other agreement; (d) the release of any security held by any Holder or the Trustee for the Guaranteed Obligations or any of them; (e) the failure of any Holder or the Trustee to exercise any right or remedy against any other guarantor of the Guaranteed Obligations; or (f) except as set forth in Section 8 of this Supplemental Indenture, any change in the ownership of the Additional Subsidiary Guarantor.

The Additional Subsidiary Guarantor further agrees that its Note Guarantee herein constitutes a guarantee of payment, performance and compliance when due (and not a guarantee of collection) and waives any right to require that any resort be had by any Holder or the Trustee to any security held for payment of the Guaranteed Obligations.

Except as expressly set forth in Section 8.01(b) of the Indenture and Sections 4 and 8 of this Supplemental Indenture, the obligations of the Additional Subsidiary Guarantor hereunder shall not be subject to any reduction, limitation, impairment or termination for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to any defense of setoff, counterclaim, recoupment or termination whatsoever or by reason of the invalidity, illegality or unenforceability of the Guaranteed Obligations or otherwise. Without limiting the generality of the foregoing, the obligations of the Additional Subsidiary Guarantor herein shall not be discharged or impaired or otherwise affected by the failure of any Holder or the Trustee to assert any claim or demand or to enforce any remedy under the Indenture, this Supplemental Indenture, the Securities or any other agreement, by any waiver or modification of any thereof, by any default, failure or delay, willful or otherwise, in the performance of the obligations, or by any other act or thing or omission or delay to do any other act or thing which may or might in any manner or to any extent vary the risk of the Additional Subsidiary Guarantor or would otherwise operate as a discharge of the Additional Subsidiary Guarantor as a matter of law or equity.

The Additional Subsidiary Guarantor further agrees that its Note Guarantee shall remain in full force and effect until payment in full of all the Guaranteed Obligations or such Note Guarantee is released in compliance with Section 8 of this Supplemental Indenture or upon the merger or the sale of all the Capital Stock or assets of the Additional Subsidiary Guarantor in compliance with Section 4.06 or Article 5 of the Indenture. The Additional Subsidiary Guarantor further agrees that its Guarantee herein shall continue to be effective or be reinstated, as the case may be, if at any time payment, or any part thereof, of principal of or interest on any Obligation is rescinded or must otherwise be restored by any Holder or the Trustee upon the bankruptcy or reorganization of the Company or otherwise.

In furtherance of the foregoing and not in limitation of any other right which any Holder or the Trustee has at law or in equity against the Additional Subsidiary Guarantor by virtue hereof, upon the failure of the Company to pay the principal of or interest on any Obligation when and as the same shall become due, whether at maturity, by acceleration, by redemption or otherwise, or to perform or comply with any other Obligation, the Additional Subsidiary Guarantor hereby promises to and shall, upon receipt of written demand by the Trustee, forthwith pay, or cause to be paid, in cash, to the Holders or the Trustee an amount equal to the sum of (A) the unpaid amount of such Guaranteed Obligations, (B) accrued and unpaid interest on such Guaranteed Obligations (but only to the extent not prohibited by law) and (C) all other monetary Guaranteed Obligations of the Company to the Holders and the Trustee.

The Additional Subsidiary Guarantor agrees that, as between it, on the one hand, and the Holders and the Trustee, on the other hand, (i) the maturity of the Guaranteed Obligations hereby may be accelerated as provided in Article 6 of the Indenture for the purposes of the Additional Subsidiary Guarantor’s Note Guarantee herein, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Guaranteed Obligations guaranteed hereby, and (ii) in the event of any declaration of acceleration of such Guaranteed Obligations as provided in Article 6 of the Indenture, such Guaranteed Obligations (whether or not due and payable) shall forthwith become due and payable by the Additional Subsidiary Guarantor for the purposes of this Supplemental Indenture.

The Additional Subsidiary Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys’ fees) incurred by the Trustee or any Holder in enforcing any rights under this Section 3.

SECTION 4.  Limitation on Liability.  Any term or provision of the Indenture or this Supplemental Indenture to the contrary notwithstanding, the maximum aggregate amount of the Guaranteed Obligations guaranteed hereunder by the Additional Subsidiary Guarantor shall not exceed the maximum amount that can be hereby guaranteed without rendering the Indenture or this Supplemental Indenture, as it relates to the Additional Subsidiary Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer or similar laws affecting the rights of creditors generally.

SECTION 5.  Successors and Assigns.  This Supplemental Indenture shall be binding upon the Additional Subsidiary Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges conferred upon that party in the Indenture or this Supplemental Indenture and in the Securities shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions of the Indenture and this Supplemental Indenture.

SECTION 6.  No Waiver.  Neither a failure nor a delay on the part of either the Trustee or the Holders in exercising any right, power or privilege under this Supplemental Indenture shall operate as a waiver thereof, nor shall a single or partial exercise thereof preclude any other or further exercise of any right, power or privilege. The rights, remedies and benefits of the Trustee and the Holders herein expressly specified are cumulative and not exclusive of any other rights, remedies or benefits which either may have under this Supplemental Indenture at law, in equity, by statute or otherwise.

SECTION 7.  Modification.  No modification, amendment or waiver of any provision of this Supplemental Indenture, nor the consent to any departure by the Additional Subsidiary Guarantor therefrom, shall in any event be effective unless the same shall be in writing and signed by the Trustee, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. No notice to or demand on the Additional Subsidiary Guarantor in any case shall entitle the Additional Subsidiary Guarantor to any other or further notice or demand in the same, similar or other circumstances.

SECTION 8.  Release.  The Additional Subsidiary Guarantor will be released from its obligations under the Indenture and this Supplemental Indenture (other than any obligation that may have arisen under Section 9 of this Supplemental Indenture), in accordance with, and in compliance with, the provisions of Section 10.06 of the Indenture.

SECTION 9.  Contribution.  If the Additional Subsidiary Guarantor makes a payment under its Note Guarantee, it shall be entitled upon payment in full of all Guaranteed Obligations under the Indenture and this Supplemental Indenture to a contribution from each other Guarantor in an amount equal to such other Guarantor’s pro rata portion of such payment based on the respective net assets of all the Guarantors at the time of such payment determined in accordance with GAAP.

SECTION 10.  No Recourse Against Others.  A director, officer, incorporator, employee or stockholder, as such, of the Additional Subsidiary Guarantor shall not have any liability for any obligations of Symmetry, the Company or any Subsidiary Guarantor (including the Additional Subsidiary Guarantor) under the Securities, the Indenture, this Supplemental Indenture, the Security Documents, the Intercreditor Agreement or any Intercompany Note Document or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Holder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.

SECTION 11.  Governing Law.  This Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 12.  Multiple Originals.  The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. One signed copy is enough to prove this Supplemental Indenture.

SECTION 13.  Headings.  The headings of the Sections of this Supplemental Indenture have been inserted for convenience of reference only, are not intended to be considered a part hereof and shall not modify or restrict any of the terms or provisions hereof.

SECTION 14.  Full Force and Effect.  Except as expressly amended hereby, each provision of the Indenture shall remain in full force and effect; and all the Indenture’s provisions with respect to the Trustee’s rights, privileges, immunities, powers and duties shall be applicable in respect hereof as fully and with like effect as if set forth herein in full, with such omissions, variations or insertions, if any, as may be appropriate to make the same conform to this Supplemental Indenture. From and after the date hereof, this Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

SECTION 15.  Trustee.  All recitations or recitals contained in this Supplemental Indenture are made by and on behalf of the Company and the Guarantors only, and the Trustee is in no way responsible for the correctness of any statement herein contained or for the validity or sufficiency of this Supplemental Indenture. The execution by the Trustee of this Supplemental Indenture shall not be construed to be an approval or disapproval by the Trustee of the advisability of the action being taken herein by the Company and the Guarantors.

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IN WITNESS WHEREOF, the parties have caused this Supplemental Indenture to be duly executed as of the date first written above.

NOVAMERICAN STEEL INC., as Additional Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

NOVAMERICAN STEEL FINCO INC., as Issuer,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

SYMMETRY HOLDINGS, INC., as Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: Chief Executive Officer

NOVAMERICAN STEEL HOLDINGS INC., as Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

INTEGRATED STEEL INDUSTRIES, INC., as Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

AMERICAN STEEL AND ALUMINUM CORPORATION, as Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

NOVA TUBE AND STEEL, INC., as Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

NOVAMERICAN TUBE HOLDINGS INC., as Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

[Signature Page to Supplemental Indenture]

NOVA TUBE INDIANA, LLC, as Subsidiary Guarantor,
By	/s/ Corrado De Gasperis
Name: Corrado De Gasperis Title: President and Treasurer

THE BANK OF NEW YORK, as Trustee
by
Name: Title:

ACKNOWLEDGED: BNY TRUST COMPANY OF CANADA, as Canadian Collateral Agent
by	/s/ George A. Bragg
Name: George A. Bragg Title: Vice-President

[Signature Page to Supplemental Indenture]